THIRD AMENDED AND RESTATED VOTING AGREEMENT

This THIRD AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made as of March 20, 2008, by and among WALLACE R. WEITZ & COMPANY, a Nebraska Corporation (“Weitz Co.”), and WALLACE R. WEITZ, individually (collectively with Weitz Co., the “Weitz Advisors”), REDWOOD TRUST, INC., a Maryland corporation (“Redwood”), and George E. Bull, III (“Bull”).  Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the charter of Redwood (the “Charter”).  The term “the Weitz Advisor Persons” shall mean the Weitz Advisors and any Person for whose benefit the Weitz Advisors Beneficially Own shares of Capital Stock, whether by virtue of an investment advisory relationship between the Weitz Advisors and such Person, or otherwise, and any Affiliate or Associate (as such terms are defined in Section 3-601 of the Maryland General Corporation Law, or any successor provision) of any of the Weitz Advisor Persons.

WITNESSETH:

WHEREAS, the Charter limits Beneficial Ownership of Capital Stock by any Person to 9.8% in number of shares or value, of each class of outstanding Capital Stock; and

WHEREAS, Redwood has previously granted waivers (collectively, the “Waiver”) to the Weitz Advisors to purchase up to a maximum of 6,004,214 shares of Capital Stock without violating the Ownership Limit pursuant to the Second Amended and Restated Voting Agreement among the Weitz Advisors, Bull, and Douglas B. Hansen, dated October 12, 2005, as amended to date (the “Second Amended and Restated Voting Agreement”); and

WHEREAS, Redwood and the Weitz Advisors desire to amend and restate the Second Amended and Restated Voting Agreement in its entirety with this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Amendment and Restatement; Term.  This Agreement amends and restates the Second Amended and Restated Voting Agreement in its entirety, effective as of the date first set forth above.  Unless terminated earlier as provided herein, this Agreement shall continue for so long as the Waiver is in effect.

2.           Aggregate Number of Shares Subject to Waiver.  The parties hereto confirm that, pursuant to the Waiver granted by the Board of Directors and subject to compliance by the Weitz Advisor Persons with the terms of this Agreement, the Weitz Advisor Persons are permitted to Beneficially Own an aggregate of up to 6,004,214 shares of Common Stock without violating the Ownership Limit.

3.           Representations and Warranties.  The Weitz Advisors hereby represent and warrant to Redwood that:

(a)         Weitz Co. has the corporate power to enter into this Agreement and to perform its obligations hereunder.  The Weitz Advisors have the power to vote the shares of Common Stock Beneficially Owned by other Weitz Advisor Persons and has taken, or caused to be taken, or will from time to time take, or cause to be taken, all actions necessary to effect the assignment of all voting rights with respect to the Excess Shares (as defined below) pursuant to the directed proxy provided for under this Agreement.

(b)         Each of the execution, delivery, and performance of this Agreement by Weitz Co. has been duly authorized by all necessary corporate action of Weitz Co.  All entities advised by the Weitz Advisors that hold shares of Common Stock Beneficially Owned by the Weitz Advisors qualify as look through entities for purposes of applying the share ownership tests applicable to real estate investment trusts under the Internal Revenue Code, and to the knowledge of the Weitz Advisors, no Weitz Advisor Person is a Significant Stockholder of Redwood or is related to or controlled by a Significant Stockholder of Redwood.  A Significant Stockholder of Redwood is any Person identified on Exhibit B.

4.           Transfer of Voting Rights; Adjustments to Excess Shares.  The Weitz Advisors, upon execution of this Agreement and subject to the terms hereof, on behalf of the Weitz Advisors and any other Weitz Advisor Persons, hereby grants to Bull all of the voting rights for any Excess Shares held by the Weitz Advisors or any other Weitz Advisor Persons.  For purposes of this Agreement, “Excess Shares” shall mean as of an applicable date (i) the number of shares of Common Stock Beneficially Owned by the Weitz Advisor Persons in the aggregate less (ii) 9.8% of the total number of shares of Common Stock outstanding as of such date.

5.           Appointment of Proxies; Mirror Voting.  To carry out the transfer of voting rights pursuant to Section 4, the Weitz Advisors are executing and delivering a proxy in the form attached as Exhibit A hereto concurrently with the execution and delivery of this Agreement.  The Weitz Advisors will cause any other Weitz Advisor Person that acquires Excess Shares to execute an irrevocable proxy substantially in the form attached as Exhibit A hereto, appointing Bull, as proxy for the holders of such Excess Shares effective upon the acquisition thereof.  The Weitz Advisors and any other Weitz Advisor Person shall execute a replacement proxy upon request by Redwood.  The Weitz Advisors shall forward a copy of all proxy cards received by them or any person advised by them for the voting of such Excess Shares as they are received and no later than five business days after receipt of all such cards necessary for such Excess Shares to be voted at any meeting (or action by written consent).  Bull shall have the full power to exercise such proxies and otherwise vote the Excess Shares through any method legally permitted, provided, however, that Bull agrees to cast the votes entitled to be cast by holders of the Excess Shares on each matter or action to be voted on in the same proportion of votes for or against any matter or action, or withheld as to any matter or action, as the proportion voted for or against any such matter or action, or withheld as to any such matter or action, by all stockholders excluding the Weitz Advisor Persons.

6.           Excess Shares Held Beneficially But Not of Record.  In connection with the exercise of voting rights pursuant to Section 5 above, the Weitz Advisors covenant and agree that they will obtain, and will cause any other Weitz Advisor Person to obtain, all proxies from record holders of Excess Shares necessary from time to time to give effect to the irrevocable proxies granted pursuant to Section 5 hereof.  The Weitz Advisors further covenant and agree that, not later than the later of (a) five business days after public announcement by Redwood of a record date for the determination of stockholders entitled to vote at a meeting of stockholders (or act by written consent) or (b) five business days after any such record date, the Weitz Advisors will provide to Redwood written accounting of all shares of Capital Stock Beneficially Owned by the Weitz Advisor Persons as of such record date.

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7.           Notification of Share Purchases; Outstanding Shares; Requests for Information.

(a)         The Weitz Advisors shall notify Redwood, in writing, of all purchases of outstanding shares of Capital Stock by them or any other Weitz Advisor Person within ten business days after the end of each month.  The Weitz Advisors shall send via telefax or electronic mail copies of all trade confirmations for such purchases with the monthly written notifications of purchase.

(b)         The number of shares of each class and series of Capital Stock indicated as outstanding as of a record date in the Redwood proxy statement for any annual or special meeting of Redwood stockholders shall be definitive for purposes of any determination under this Agreement of outstanding shares of Capital Stock.  The number of shares of each class and series of Capital Stock indicated as outstanding and Beneficially Owned by the Weitz Advisor Persons as of a record date in the Redwood proxy statement for any annual or special meeting of Redwood stockholders shall be definitive for purposes of any determination under this Agreement of outstanding shares of Capital Stock Beneficially Owned by the Weitz Advisor Persons, subject to any Beneficial Ownership information provided to Redwood by the Weitz Advisor Persons subsequent to the date of any such proxy statement in accordance with this Agreement and verified by Redwood.

(c)         Upon request by Redwood from time to time, the Weitz Advisors shall provide to Redwood updated information regarding whether any Weitz Advisor Person is, or is related to, a Significant Stockholder.

8.           Proxy Coupled with Interest.  THE PARTIES HERETO ACKNOWLEDGE THAT THE DIRECTED PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE.

9.           Rights of Stockholders.  The Weitz Advisor Persons shall retain all rights, other than the voting rights, attributable to the Excess Shares.  The custodian for the Weitz Advisor Persons shall retain physical possession of all stock certificates.

10.         Transfer of Excess Shares to Third Parties.  The directed proxy for any Excess Shares shall terminate upon and to the extent of the bona fide transfer of such Excess Shares from the Weitz Advisor Persons to a third party who is not a Weitz Advisor Person.  For purposes of this Agreement, all transfers of shares of Capital Stock by the Weitz Advisor Persons to a third party shall be deemed to be transfers of Excess Shares, up to the number of Excess Shares existing on the date of transfer.  The directed proxy will continue to be effective with respect to any remaining or new Excess Shares purchased in the future until the termination or expiration of this Agreement.

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11.         Termination of Agreement Prior to Termination Date.  In the event that Bull ceases to be employed by Redwood and ceases to serve on the Board of Directors, the transfer of voting rights and the appointment of proxies for the Excess Shares shall terminate immediately, the voting power with respect to the Excess Shares shall revert to the Beneficial Owner(s) of the Excess Shares and this Voting Agreement shall immediately terminate; provided, however, that, subject to Section 12, such reversion and termination shall not make invalid the prior waivers by the Board of Directors of the Ownership Limit or in any way cause the Excess Shares existing on the date of termination to become subject to Article XI of the Charter while Beneficially Owned by any Weitz Person; and provided further, that no additional purchases of Capital Stock by any Weitz Person after the date of termination shall be covered by the Waiver.

12.         Termination of Waiver.  In the event that (a) any Weitz Advisor Person makes any filing with the Securities and Exchange Commission with respect to shares of Capital Stock to the effect that such shares were not acquired in the ordinary course of business and were acquired for the purpose of changing or influencing the control of Redwood or in connection with or as a participant in any transaction having such purposes or effect, (b) any Weitz Advisor Person is determined, in the sole discretion of the Board of Directors of Redwood, to have acquired or to be acquiring, shares of Capital Stock for the purposes set forth in (a) above or to be acting in concert with any Person acquiring shares of Capital Stock for the purposes set forth in (a) above, or (c) any the Weitz Advisors Person is determined to own (actually or beneficially) other shares of Capital Stock (in addition to those Beneficially Owned by it through the Weitz Advisors) such that the 9.8% stockholder limit is exceeded with respect to such Weitz Advisor Person (taking into account such other shares and any shares Beneficially Owned by such Weitz Advisor Person through the Weitz Advisors), Redwood may, but need not, deliver notice of such event or determination to the Weitz Advisors.  In the event that such notice is delivered, effective as of five business days after delivery of such notice and without any further action of the parties hereto, the Waiver shall be without any further force and effect, and all shares of Common Stock Beneficially Owned by the Weitz Advisor Persons shall be subject to the restrictions on Beneficial Ownership set forth in the Charter as if purchased as of such time.

13.         Agreement.  A duplicate of this Agreement, and of any amendment or extension hereof, shall be filed with the Secretary of Redwood and shall be open to inspection by any stockholder of Redwood.

14.         Notices.  All notices may be made by mail (regular first-class, registered or certified) or by fax, to the addresses and fax numbers set forth below:

If to Redwood Trust, Inc.:

Redwood Trust, Inc.
One Belvedere Place, Suite 300
Mill Valley, California 94941
Attention:  Secretary
(415) 389-7373
(415) 381-1773 (fax)

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With a copy to:

Jeffrey T. Pero
Latham & Watkins LLP
505 Montgomery Street
Suite 2000
San Francisco, California 94111-6538
(415) 391-0600
(415) 395-8095 (fax)

If to the Weitz Advisors:

Wallace R. Weitz & Company
1125 South 103rd Street, Suite 600
Attention:  General Counsel
(402) 391-1980
(402) 391-2125 (fax)

15.         Binding Nature of Agreement; No Assignment; Amendments in Writing.  This Agreement shall be binding upon and inure to the benefit of the parties hereto.  No party shall sell, assign, transfer or encumber such party’s rights or obligations under this Agreement without the prior written consent of the other parties hereto, except to the extent expressly permitted in this Agreement.  This Agreement may be amended only in writing executed by all of the parties hereto.

16.         Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

17.         Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

18.         Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Maryland and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

WALLACE R. WEITZ & COMPANY

By:	/s/ Wallace R. Weitz
Name:	Wallace R. Weitz
Title:	President

/s/ Wallace R. Weitz
WALLACE R. WEITZ

REDWOOD TRUST, INC.

By:	/s/ George E. Bull, III
Name:
Title:

Agreed and accepted:

/s/ George E. Bull, III
George E. Bull, III

/s/ Douglas B. Hansen
Douglas B. Hansen

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	Weitz Research Fund, L.P. By: Weitz General Partner, LLC By: /s/ Wallace R. Weitz Title: Managing Member

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	Children’s Hospital Foundation By: Wallace R. Weitz & Company By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	Heider-Weitz Limited Partnership By: /s/ Wallace R. Weitz Title: General Partner

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Short-Intermediate Income Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Partners III Opportunity Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Balanced Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Hickory Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Partners Value Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	The Weitz Funds – Value Fund By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	Wallace R. Weitz & Company By: /s/ Wallace R. Weitz Title: President

IRREVOCABLE DIRECTED PROXY

This proxy is given pursuant to that certain Third Amended and Restated Voting Agreement, made as of March 20, 2008 (the “Agreement”), by and among WALLACE R. WEITZ & COMPANY, a Nebraska corporation, and WALLACE R. WEITZ, individually, and REDWOOD TRUST, INC., a Maryland corporation (“Redwood”).

The undersigned stockholders of Redwood do hereby constitute and appoint George E. Bull, IIII as proxy at any annual or special meeting of stockholders of Redwood, or any of them, as proxy for the undersigned (the “Proxy”), with full power of substitution in each of them, to attend any meeting of stockholders of Redwood, and any adjournment or postponement thereof, to cast on behalf of the undersigned in the manner provided in and otherwise in accordance with the Agreement all votes that the undersigned is entitled to cast at such meeting (or by written consent in lieu of any such meeting) with respect to Excess Shares (as defined in the Agreement) and otherwise to represent the undersigned with respect to Excess Shares at the meeting with all powers possessed by the undersigned with respect to Excess Shares if personally present at the meeting.

The undersigned hereby acknowledge that all prior proxies with respect to Excess Shares have terminated, affirm that this proxy is coupled with an interest and is irrevocable pursuant to the terms of the Agreement and confirm all that the Proxy may lawfully do or cause to be done by virtue hereof and in accordance with the Agreement.  This proxy shall remain in full force and effect for the term of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy under seal as of this 20th day of March, 2008.

WITNESS:	STOCKHOLDERS:
/s/ Mary Beerling	Wallace R. Weitz By: /s/ Wallace R. Weitz